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Exhibit 10.4

AMENDMENT NO. 1 TO AMENDED AND RESTATED SECURITIES HOLDERS AGREEMENT

        AMENDMENT NO. 1 (the "Amendment"), to the Amended and Restated Securities Holders Agreement, dated as of June 28, 2000, by and among Acapulco Acquisition Corp. ("Acquisition Corp."), Bruckmann, Rosser, Sherrill & Co., L.P., Furman Selz Investors II, L.P. and the other investors party thereto (the "Securities Holders Agreement"), is made as of this 28 day of November, 2001.

Background

        A.    Acquisition Corp. has requested that the Securities Holders Agreement be amended upon the terms and conditions contained herein.

        B.    Defined terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Holders Agreement.

Terms

I.    AMENDMENTS

        1.1.    Effective upon the closing (the "Closing") of the issuance and sale of shares of Series C Cumulative Compounding Participating Preferred Stock, par value $.001 per share (the "Series C Preferred Stock") of Acquisition Corp., Paragraph I of the section entitled "Background" set forth in the Securities Holders Agreement is hereby amended in its entirety to read as follows:

  "I. As used herein, the term "Preferred Stock" shall mean the Senior Preferred Stock, the Junior Preferred Stock and the Series C Cumulative Compounding Participating Preferred Stock, par value $.001 per share, the term "Common Stock" shall mean the Class A Common Stock and the Class B Common Stock, and the term "Securities" shall mean the Common Stock, the Preferred Stock, and the Warrants held by any party hereto (including New Securities), including shares of Common Stock, Preferred Stock, Warrants and all other securities of Acquisition Corp. (or a successor to Acquisition Corp.) received on account of ownership of the Common Stock, Preferred Stock, or the Warrants, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof, and all "Maintenance Securities" (as defined in Section 3.4 hereof) received pursuant to an Investor's exercise of his, her or its Preemptive Rights (as defined in Section 3.4 hereof) pursuant to Section 3.4 hereof. A reference to any class of Securities shall be deemed to include reference to all Securities issued in respect thereof."

        1.2.    Effective upon the Closing, the proviso in the last sentence of Section 3.4(a) of the Securities Holders Agreement is hereby amended in its entirety as follows:

  "provided, however, that no Options (or any other stock options, restricted stock or similar awards granted pursuant to any stock option or other incentive compensation plan approved by the Board of Directors of Acquisition Corp.) shall be taken into account for purposes of clause (i) and (ii) above in determining such Investor's Percentage Ownership."

        1.3.    Effective upon the Closing, Section 3.4 of the Securities Holders Agreement shall be amended by adding a new Section 3.4(f) immediately after Section 3.4(e), as follows:

  "(f)    Notwithstanding anything contained in this Section 3.4 to the contrary, only Investors who have demonstrated to Acquisition Corp.'s reasonable satisfaction that they are "accredited investors" (as such term is defined in Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act) shall have Preemptive Rights under this Section 3.4."

        1.4.    Effective upon the Closing, Section 3.5 of the Securities Holders Agreement shall be deleted in its entirety.

II.    MISCELLANEOUS

        2.1.    The validity, performance, construction and effect of this Amendment shall be governed by and construed in accordance with the internal law of New York, without giving effect to principles of conflicts of law, except to the extent that Delaware law shall be mandatorily applicable. Each party hereto, for itself and its successors and assigns, irrevocably agrees that any suit, action or proceeding arising out of or relating to this Amendment shall be instituted only in the United States District Court for the Southern District of New York, United States of America or in the absence of jurisdiction, the Supreme Court of New York located in New York City and generally and unconditionally accepts and irrevocably submits to the exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby from which no appeal has been taken or is available in connection with this Amendment. Each party, for itself and its successors and assigns, irrevocably waives any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding, including, without limitation, any objection based on the grounds of forum non conveniens, in the aforesaid courts. Each party for itself and its successors and assigns, irrevocably agrees that all process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 6.6 of the Securities Holders Agreement or at such other address of which the other parties shall have been notified in accordance with the provisions of Section 6.6 of the Securities Holders Agreement, such service being hereby acknowledged by the parties to be effective and binding service in every respect. Nothing shall affect the right to serve process in any other manner permitted by law.

        2.2.    In the event that any provision of this Amendment or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Amendment shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Amendment.

        2.3.    Except as expressly amended hereby, the Securities Holders Agreement is and shall remain in full force and effect, and no amendment in respect of any term or condition of the Securities Holders Agreement shall be deemed to be an amendment in respect of any other term or condition contained in the Securities Holders Agreement.

        2.4.    This Amendment may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

[signature page follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

ACAPULCO ACQUISITION CORP.
By:	/s/ George P. Harbison Name: George P. Harbison Title: CFO
BRUCKMANN, ROSSER, SHERRILL & CO., L.P.
By:	BRS Partners, Limited Partnership, the general partner
By:	BRSE Associates, Inc., its general partner
By:	/s/ Stephen C. Sherrill Stephen C. Sherrill Executive Vice President

BRUCKMANN, ROSSER, SHERRILL & CO. II L.P.
By:	BRSE, L.L.C., the general partner
By:	/s/ Stephen C. Sherrill Name: Stephen C. Sherrill Title:

BRUCKMANN, ROSSER, SHERRILL & CO., INC.
By:	/s/ Bruce C. Bruckman Name: Bruce C. Bruckman Title:
/s/ Harold O. Rosser II Harold O. Rosser II
/s/ Stephen C. Sherrill Stephen C. Sherrill
/s/ Donald Bruckman Donald Bruckman

/s/ H. Virgil Sherrill H. Virgil Sherrill
/s/ Nancy Zweng Nancy Zweng New York, NY 10028
/s/ Paul D. Kaminski Paul D. Kaminski
/s/ John R. Edmonds John R. Edmonds
/s/ Marilena Tibrea Marilena Tibrea
/s/ Julie Frist Julie Frist
BCB FAMILY PARTNERS, L.P.
By:	Bruce C. Bruckmann, General Partner
By:	/s/ Bruce C. Bruckman Name: Bruce C. Bruckmann Title: General Partner
NAZ FAMILY PARTNERS. L.P.
By:	Nancy Zweng, General Partner
By:	/s/ Nancy Zweng Nancy Zweng General Partner
FURMAN SELZ INVESTORS II, L.P.
By:	FS PRIVATE INVESTMENTS L.L.C., Manager
By:	/s/ Brian P. Friedman Brian P. Friedman Managing Member
FS EMPLOYEE INVESTORS L.L.C.
By:	FS PRIVATE INVESTMENTS L.L.C., Manager

By:	/s/ Brian P. Friedman Brian P. Friedman Managing Member
FS PARALLEL FUND LP
By:	FS PRIVATE INVESTMENTS LLC, Manager
By:	/s/ Brian P. Friedman Brian P. Friedman Managing Member
/s/ Roy L. Furman Name: Roy L. Furman
/s/ David S. Harris Name: David S. Harris
BANCBOSTON INVESTMENTS INC.
By:
By:	/s/ Theresa A. Nibi Name: Theresa A. Nibi Title: Director
CANTERBURY MEZZANINE CAPITAL, L.P.,
By:	Canterbury Capital, L.L.C., General Partner
By:	/s/ Patrick Turner Name: Patrick Turner Title: Member

CANTERBURY DETROIT PARTNERS, L.P.
By:	Canterbury Detroit, L.L.C., General Partner
By:	/s/ Patrick Turner Name: Patrick Turner Title: Member
CANTERBURY MEZZANINE CAPITAL II, L.P.
By:	Canterbury Capital II, L.L.C., its general partner
By:	/s/ Patrick Logan Name: Patrick Logan Title: Member
BLACKSTONE MEZZANINE PARTNERS L.P.
By:	Blackstone Mezzanine Associates, L.P., its general partner
By:	Blackstone Mezzanine Management Associates L.L.C., its general partner
By:	/s/ Salvatore Gentile Name: Salvatore Gentile Title: Member
BLACKSTONE MEZZANINE HOLDINGS L.P.
By:	Blackstone Mezzanine Associates, L.P., its general partner
By:	Blackstone Mezzanine Management Associates L.L.C., its general partner
By:	/s/ Salvatore Gentile Name: Salvatore Gentile Title: Member
/s/ Fortunato N. Valenti Name: Fortunato N. Valenti
/s/ Richard C. Stockinger Name: Richard C. Stockinger
/s/ Richard C. Cattani Name: Richard C. Cattani

/s/ Paul C. Emmett Name: Paul C. Emmett
/s/ Edward J. Sirhal Name: Edward J. Sirhal
/s/ Joseph Polidora Name: Joseph Polidora
/s/ Peter E. Wyss Name: Peter E. Wyss
/s/ Charles Lewis Lamonica Name: Charles Lewis-Lamonica
/s/ John M. Forrest Name: John M. Forrest
/s/ Frederick F. Wolfe, Jr. Name: Frederick F. Wolfe, Jr.
/s/ James W. Finnerty Name: James W. Finnerty
/s/ Kenneth S. Gordon Name: Kenneth S. Gordon
/s/ Laurence B. Jones Name: Laurence B. Jones
/s/ Victor F. Broceaux Name: Victor F. Broceaux
/s/ Gordon Rose Name: Gordon Rose
/s/ Ira James Name: Ira James
/s/ Michael Corioso Name: Michael Corioso
/s/ Raymond Garcia Name: Raymond Garcia
/s/ Javier Fernandez Name: Javier Fernandez

/s/ Sergio Ramos Name: Sergio Ramos
/s/ Geroge Theisen Name: George Theisen
/s/ John O' Neill Name: John O'Neil
/s/ George Harbison Name: George Harbison
/s/ Frank Guidara Name: Frank Guidara
/s/ Charles Rink Name: Charles Rink
/s/ Stacey Franscella Name: Stacey Franscella
Joachim Splichal and Christina Splichal, Co-trustees of the Splichal Living Trust dated 1/3/97
/s/ Christina Splichal Christina Splichal
/s/ Joachim Splichal Joachim Splichal
/s/ Jesus Munoz Jesus Munoz
/s/ Peter Burt Peter Burt
/s/ Madelaine Bergen Madelaine Bergen
/s/ Pepe Lopez Pepe Lopez
/s/ Frank Moreno Frank Moreno
/s/ Daniel Navarro Daniel Navarro

/s/ John Gianoulis John Gianoulis
/s/ William Neumann William Neumann
/s/ Bruce Napoli Bruce Napoli
/s/ Mark Carter Mark Carter
/s/ Arturo Chagollan Arturo Chagollan
/s/ Oscar Torres Oscar Torres
/s/ Fouad Ziady Fouad Ziady
/s/ Mark Phillips Mark Phillips

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Exhibit 10.4 Amendments No. 1 to Amended and Restated Securities Holders Agreement, dated as of November 28, 2001